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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2006
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                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)


     Delaware                      0-29230                      51-0350842
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  (State or Other                (Commission                   (IRS Employer
  Jurisdiction of               File Number)                Identification No.)
  Incorporation)

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      622 Broadway, New York, NY                                   10012
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      (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code   (646) 536-2842
                                                     --------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER INFORMATION

On September 23, 2006, the personal representatives of the Estates of Delbert Posey and Tryone Posey and the personal representative of Marilea Schmid brought an action in the Second Judicial District Court of Bernalillo County, New Mexico against Take-Two Interactive Software, Inc. (the "Company") and its Rockstar Games subsidiary, Sony Corporation of America, Sony Computer Entertainment America, Inc., and Cody Posey. The Complaint alleges that the Company's Grand Theft Auto: Vice City video game designed, manufactured, marketed and/or supplied to Cody Posey resulted in "copycat violence" that caused the death of Delbert and Tryone Posey and Marilea Schmid in violation of New Mexico's product liability statute. The Complaint also alleges that the defendants were guilty of negligence, civil conspiracy and the tort of outrage. Plaintiffs seek unspecified compensatory, special and punitive damages together with interest.



                                      -2-


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           TAKE-TWO INTERACTIVE SOFTWARE, INC.
                                           (Registrant)


                                           By: /s/ Karl H. Winters
                                               -----------------------
                                               Name:  Karl H. Winters
                                               Title: CFO


Date: October 25, 2006